THE ALGER FUNDS

Supplement dated January 21, 2011 to the
Statement of Additional Information
dated December 21, 2010

(1)  A line item regarding other accounts managed by Steve Thumm replaces the information for John Curry in the table under "Other Accounts Managed by Portfolio Managers" on page 25 of the Statement of Additional Information, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Steve Thumm*	1	$(121.4)	—	—

* This information is provided as of January 18, 2011.

(2)  A line item regarding Steve Thumm's ownership of Fund shares in the table under "Securities Owned by the Portfolio Managers" on page 26 of the Statement of Additional Information replaces the information for John Curry, as follows: "Currently Mr. Thumm does not own any shares of Alger Balanced Fund or Alger Convertible Fund."

Mr. Curry is no longer employed by the Manager.

S-SSAI 12111